UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

Airgain, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

AIRGAIN, INC. P.O. BOX 8016, CARY, NC 27512-9903 Important Notice Regarding the Availability of Proxy Materials Stockholders Meeting to be held on June 22, 2022 For Stockholders of record as of April 25, 2022 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/AIRG To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/AIRG Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before June 10, 2022. To order paper materials, use one of the following methods. INTERNETwww.investorelections.com/AIRG TELEPHONE(866)648-8133*E-MAILpaper@investorelections.com When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above. AIRGAIN, INC. Annual Meeting of Stockholders Meeting Type: Date: Time: Place: Wednesday, June 22, 2022 9:00 AM, Pacific Time Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/AIRG for more details You must register to attend the meeting online no later than June 20, 2022 2:00 PM, Pacific Time at www.proxydocs.com/AIRG SEE REVERSE FOR FULL AGENDA * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.

AIRGAIN, INC. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, 3 AND 1 YEAR ON PROPOSAL 4 PROPOSAL 1. To elect three directors to serve as Class III directors for a three-year term to expire at the 2025 annual meeting of stockholders; 1.01 Kiva A. Allgood 1.02 Thomas A. Munro 1.03 Jacob Suen 2. To consider and vote upon the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; 3. To consider and vote upon, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement; 4. To consider and vote upon, on an advisory basis, whether the stockholder vote to approve the compensation of the named executive officers should occur every one, two or three years; and 5. To transact such other business as may be properly brought before the meeting or any adjournment or postponement thereof.

Your Vote Counts! AIRGAIN INC 2022 Annual Meeting Vote by June 21, 2022 11:59 PM ET Hextone, Inc. P.O. Box 9142 Farmingdale, NY 11735 Ricky Campana P.O. Box 123456 30# Suite 500 51 Mercedes Way Edgewood, NY 11717 FLASHID-JOB# 1 OF 2 322,224148,294 You invested in AIRGAIN INC and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 22, 2022. Get informed before you vote View the Notice & Proxy Statement, Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 08, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # XXXX XXXX XXXX XXXX Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* June 22, 2022 9:00 AM PDT Annual Meeting to be held live via the Internet please visit www.proxydocs.com/AIRG for more details. To attend the annual meeting online you must register by June 20, 2022 2:00 PM, Pacific Time at www.proxydocs.com/AIRG. *If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com Control # XXXX XXXX XXXX XXXX THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. AIRGAIN INC 2022 Annual Meeting Vote by June 21, 2022 11:59 PM ET Board Voting Items Recommends 1. Election of Directors Nominees: 01 Kiva A. Allgood For 02 Thomas A. Munro For 03 Jacob Suen For 2. To consider and vote upon the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; For 3. To consider and vote upon, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement; For 4. To consider and vote upon, on an advisory basis, whether the stockholder vote to approve the compensation of the named executive officers should occur every one, two or three years; and Year NOTE: To transact such other business as may be properly brought before the meeting or any adjournment or postponement thereof. Under New York Stock Exchange rules, brokers may vote “routine” matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. We will nevertheless follow your instructions, even if the broker’s discretionary vote has already been given, provided your instructions are received prior to the meeting date. 1.00000 322,224 148,294 FLASHID-JOB